Note 15 - Retirement Fund and Profit Sharing Plan - Components of SERP Expense (Details) - Supplemental Employee Retirement Plan [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Service Cost	$ 284	$ 395	$ 369
Interest Cost	961	903	886
Net amortization	(141)	79	71
Net periodic benefit cost	$ 1,104	$ 1,377	$ 1,326